UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 18, 2005
Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

On February 18, 2005, Discovery Laboratories, Inc., a Delaware corporation (the “Company”), entered into an additional Placement Agent Agreement (the “Placement Agreement”), between the Company and SG Cowen & Co., LLC as placement agent (“SG Cowen & Co.”), pursuant to which SG Cowen & Co. will use commercially reasonable efforts to solicit offers to purchase, and the Company may issue, 450,000 shares (the “Shares”) of the Company’s common stock, par value $.001 per share (the “Common Stock”), in a registered direct offering (the “Offering”). The Shares are expected to be delivered to the purchasers on or about February 24, 2005. The Company expects to receive approximately $2,440,625 in net proceeds from the Offering, after deducting pla cement agent fees and other fees and expenses of the Offering. The Offering is in addition to the offering announced by the Company in connection with Placement Agent Agreement that it entered into with SG Cowen & Co. on February 17, 2005, whereby the Company had received commitments to purchase 4,610,000 shares of Common Stock, resulting in net proceeds to the Company of approximately $25,032,125.

The offer and sale of the Shares is being made under the Company’s registration statement on Form S-3 (File No. 333-122887) filed with the Commission on February 17, 2005 pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, whereby the Company registered an additional 1,468,592 shares of Common Stock in connection with the Company’s shelf registration statement on Form S-3 (Registration No. 333-111360) (the “Shelf Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on December 19, 2003, which became effective on January 7, 2004.

The Company’s results could be affected by risk factors listed in its reports filed with the Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

The description of the terms and conditions of the Placement Agreement and the rights and obligations of the Company and SG Cowen & Co. in connection therewith are qualified by reference in their entirety to the definitive terms and conditions of the Placement Agreement, a form of which is attached hereto as Exhibit 10.1.

Item 8.01.             Other Events.

On February 18, 2005, Discovery Laboratories, Inc. issued a press release announcing that it has entered into commitments to sell approximately 4,610,000 shares of its common stock, par value $.001 per share, for $5.75 per share to a select group of institutional investors. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits.

(c)            Exhibits:

                                10.1    Placement Agent Agreement, dated February 18, 2005, between the Company and SG Cowen & Co., LLC, as placement agent

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

Date: February 18, 2005	By:	/s/ Robert J. Capetola
Name: Robert J. Capetola, Ph.D.
Title: President and Chief Executive Officer

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